SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported) March 19, 1997

                          COMMISSION FILE NO.: 0-23126


                             RELIANCE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware                                  11-3187176
                  --------                                  ----------
   (State or other Jurisdiction of Incorporation        (IRS Employer or
              organization)                             Identification No.)


   585 Stewart Avenue, Garden City, New York                       11530
   -----------------------------------------                      -------
(Address of principal executive officer)                         (Zip Code)


Registrant's telephone number, including area code:          (516) 222-9300
                                                             --------------












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Item 5.           Other Events

         On March 19, 1997, the Company announced a regular cash dividend of $0.16 per common share for the quarter ended March 31, 1997, an increase of $0.02 or 14.3% from the second quarter of fiscal year 1997. The dividend will be payable on April 18, 1997 to stockholders of record on April 4, 1997.

Item 7 (c).       Exhibits

Exhibit 99.1 Press Release announcing declaration of cash dividend dated March 19, 1997.





































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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          By:    /s/ Raymond A. Nielsen
                                                 ----------------------
                                                     Raymond A. Nielsen
                                                     President and
                                                     Chief Executive Officer



Dated:    March 25, 1997